                                   EXHIBIT 10.4

                             MEMORANDUM OF AGREEMENT
                             -----------------------


THIS  AGREEMENT  is  made  effective  as  of  the  11th  day  of  March,  2002.

AMONG:

      THE  UNDERSIGNED  SHAREHOLDERS  OF
      HOUSE  OF  BRUSSELS  HOLDINGS  LTD.,
      A  BRITISH  COLUMBIA  COMPANY
      -----------------------------

      (hereinafter  called  the  "Selling  Shareholders")

                                                               OF THE FIRST PART

AND:
      HOUSE  OF  BRUSSELS  HOLDINGS  LTD,
      ----------------------------------
      a  British  Columbia  company
      (hereinafter  called  "House  of  Brussels")

                                                              OF THE SECOND PART
AND:

      GREEN  FUSION  CORPORATION,
      --------------------------
      a  Nevada  corporation

     (hereinafter  called  "Green  Fusion")

                                                               OF THE THIRD PART
AND:

      GFC  VENTURES  CORP.
      --------------------
      a  British  Columbia  corporation

      (hereinafter  called  "GFC")

                                                              OF THE FOURTH PART

                                            (Collectively know as the "Parties")

WHEREAS:

A. The Selling Shareholders are the owners of all of the issued and standing common shares of House of Brussels.

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
B. GFC and the Selling Shareholders executed a letter of intent dated June 22, 2001 (the "Letter of Intent") that contemplated the acquisition of all of the issued and outstanding shares of House of Brussels by a publicly traded company designated by GFC.

C. GFC has designated Green Fusion as the public company contemplated by the Letter of Intent and Green Fusion has agreed to acquire all of the issued and outstanding shares of GFC.

D. Green Fusion has offered to purchase all of the issued and outstanding shares of the common stock of House of Brussels.

E. The Selling Shareholders agreed to sell all of the issued and outstanding shares of the common stock of House of Brussels to Green Fusion as outlined in the Share Purchase Agreement, dated August 17th, 2001. After signing multiple extensions, the Share Purchase Agreement was not completed and expired on February 15, 2002.

The  Parties  hereby  agree  to  the  following:

1. The Selling Shareholders will sell all of the issued and outstanding shares of House of Brussels to Green Fusion, in return for 30 million common shares of Green Fusion. The Selling Shareholders shall receive a proportionate number of Green Fusion common shares as they currently own of House of Brussels.

2. An outstanding loan made to House of Brussels from Mr. Rick Siemens in the amount of C$150,000 shall be converted to the equivalent number of shares of Green Fusion and issued to Mr. Rick Siemens or his designate. The resulting number of shares to be issued is 858,443. These shares will be included in the S3 registration statement to be filed by Green Fusion and will include one 2-year, $0.25 warrant for each share.

3. The Selling Shareholders and GFC shall receive an option to purchase the equivalent number of shares as the total number of warrants outstanding at the date of this agreement. These options shall be distributed according to the aggregate proportion of each party's shareholdings. The option price shall be set US$0.25, the same price as the warrants currently being issued by Green Fusion.

4. Green Fusion shall cause 30 million common shares from its treasury to be issued to GFC, or its designates, less the number of shares issued and outstanding as of the date of this Agreement.

5. All loans made by both third parties and management of GFC to Green Fusion (some of which has been subsequently loaned to House of Brussels) shall be converted to the equivalent number of shares and deducted from the total amount of shares issued to GFC. These shares shall be included in the S3 share registration statement that Green Fusion will be filing upon completion of the acquisition of House of Brussels.

6.     The  US exchange rate used in converting Canadian dollar amounts shall be
1.5885 US dollars for every Canadian dollar. The stock price used for converting dollar balances to stock and for setting the value of the stock, shall be US$0.11. Both of these figures are closing amounts on March 5, 2002, being the date that the terms of this Agreement were agreed to in principle.

7. The intention of this Agreement is to remove all loans from Green Fusion and House of Brussels by converting all outstanding loans into share capital of Green Fusion.

8. To fund operations going forward, Green Fusion intends on raising working capital for House of Brussels and Green Fusion by issuing an additional 6 million common shares of Green Fusion.

9. Upon completion of the acquisition of House of Brussels by Green Fusion, Green Fusion intends on seeking a different listing, such as on the American Stock Exchange (AMEX). This will provide long-term funds for expansion of distribution and potential new acquisitions.

10. Green Fusion and House of Brussels will appoint additional officers and directors.

11. This Agreement is subject to a formal contract to be entered into on or before March 31, 2002. The Parties hereby agree to use best efforts and good faith in furthering this Agreement as outlined above.

12.     The  share  structure  of  Green  Fusion,  is  as  follows:

     Shares  outstanding                     11,943,500
     Green  Fusion  conversion  of  loans     4,304,300
     GFC  shares                             13,752,200
                                             ----------
     Subtotal                                30,000,000
     Selling  Shareholders                   30,000,000
     Conversion  of  Rick  Siemens  loan        858,443
                                             ----------
     Total shares outstanding
       after transaction                     60,858,443
                                             ==========

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


IN WITNESS WHEREOF the parties hereto have executed this Agreement as of the day and year first above written.

GREEN  FUSION  CORPORATION
a  Nevada  corporation  by  its  authorized  signatory:

/s/ L. Evan Baergen
_____________________________
Signature  of  Authorized  Signatory

L. Evan Baergen
_____________________________
Name  of  Authorized  Signatory

President
____________________________
Position  of  Authorized  Signatory


GFC  VENTURES  CORP.
a  British  Columbia  corporation  by  its  authorized  signatory:

/s/ L. Evan Baergen
_____________________________
Signature  of  Authorized  Signatory

L. Evan Baergen
_____________________________
Name  of  Authorized  Signatory

President
____________________________
Position  of  Authorized  Signatory



HOUSE  OF  BRUSSELS  HOLDINGS  LTD.
a  British  Columbia  company  by  its
authorized  signatories:

/s/ William J. Loewen
_____________________________
Signature  of  Authorized  Signatory

William J. Loewen
_____________________________
Name  of  Authorized  Signatory

Director
____________________________
Position  of  Authorized  Signatory


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


SIEMENS  INDUSTRIES  LTD.
by  its  authorized  signatory:

/s/ Rick Siemens
_____________________________
Signature of Authorized Signatory


W.  J.  LOEWEN  LTD.
by  its  authorized  signatory:

/s/ William J. Loewen
_____________________________
Signature  of  Authorized  Signatory


HONG  KONG  BASE  LIMITED
by  its  authorized  signatory:

/s/ Chun Siu Fun
_____________________________
Signature  of  Authorized  Signatory


 GORDON  T.  BARTLETT,  IN  HIS  PERSONAL  CAPACITY:
----------------------------------------------------

SIGNED,  SEALED  AND  DELIVERED
in  the  presence  of:

/s/ Noreen Holt            /s/ Gordon T. Bartlett
------------------------   --------------------
Signature                  GORDON  T.  BARTLETT

Noreen Holt
--------------------
Name

#414 - 488 Helmcken St.
--------------------
Address

Vancouver, BC V6B 6E4
--------------------


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

JOSEPH  T.  SAMBELL,  IN  HIS  PERSONAL  CAPACITY:
--------------------------------------------------


SIGNED,  SEALED  AND  DELIVERED
BY  JOSEPH  T.  SAMBELL  in  the  presence  of:
-----------------------------------------------

/s/ Noreen Holt         /s/ Joe Sambell

--------------------    --------------------
Signature               JOSEPH  T.  SAMBELL

Noreen Holt
--------------------
Name

#414 - 488 Helmcken St.
--------------------

Address

Vancouver, BC V6B 6E4
--------------------



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